EXHIBIT 10.2

                              Consent of Accountant


                               GEORGE STEWART, CPA
                     2301 SOUTH JACKSON STREET, SUITE 101-G
                           SEATTLE, WASHIINGTON 98144




To Whom It May Concern:

The firm of George Stewart, Certified Public Accountant consents to the inclusion of my report of June 13, 2001, on the Financial Statements of Medina Coffee, Inc. as of December 31, 2000 and May 31, 2001, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

Very truly yours,

/s/George Stewart


June 21, 2001